UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2022

AMGEN INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California		91320-1799
(Address of Principal Executive Offices)		(Zip Code)

(805) 447-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The NASDAQ Stock Market LLC
2.000% Senior Notes Due 2026	AMGN26	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 17, 2022. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 12 nominees for director were elected to serve a one-year term expiring at the Company’s 2023 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Dr. Wanda M. Austin	393,262,568	6,448,766	738,582	63,585,494
Mr. Robert A. Bradway	375,943,441	21,463,442	3,043,033	63,585,494
Dr. Brian J. Druker	392,906,914	6,807,605	735,397	63,585,494
Mr. Robert A. Eckert	336,327,670	62,799,670	1,322,576	63,585,494
Mr. Greg C. Garland	364,253,481	34,483,152	1,713,283	63,585,494
Mr. Charles M. Holley, Jr.	381,334,073	17,752,766	1,363,077	63,585,494
Dr. S. Omar Ishrak	366,717,639	32,920,612	811,665	63,585,494
Dr. Tyler Jacks	392,012,356	7,712,005	725,555	63,585,494
Ms. Ellen J. Kullman	388,527,454	10,667,223	1,255,239	63,585,494
Ms. Amy E. Miles	386,328,380	12,833,592	1,287,944	63,585,494
Dr. Ronald D. Sugar	332,321,569	66,949,303	1,179,044	63,585,494
Dr. R. Sanders Williams	387,372,234	11,822,332	1,255,350	63,585,494

Item 2 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	357,838,927
Against:	40,742,450
Abstain:	1,868,539
Broker Non-Votes:	63,585,494

Item 3 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022. No Broker Non-Votes resulted from the vote on this proposal.

For:	436,530,705
Against:	26,765,473
Abstain:	739,232

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 18, 2022	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Executive Vice President, General Counsel and Secretary